Exhibit 99.1

Old National Bancorp One Main Street Evansville, IN 47708 oldnational.com	Media: Kathy A. Schoettlin (812) 465-7269 Investors: Lynell J. Walton (812) 464-1366

Old National’s record 2nd quarter net income increases 43% from a year ago to $63.0 million, or $0.36 per share

Evansville, Ind. (July 22, 2019)

Old National Bancorp (NASDAQ: ONB) reports 2Q19 net income of $63.0 million, diluted EPS of $0.36.

Adjusted1 net income of $64.5 million, or $0.37 per diluted share.

CEO COMMENTARY:

“This was a quarter that saw Old National report record net income, strong loan production, good fee income and excellent credit metrics, all of which allowed us to continue to generate positive operating leverage,” said CEO Jim Ryan. “While loan prepayments and planned exits impacted overall balance sheet growth, activity levels were robust, and we successfully converted our KleinBank-Minnesota branches during the quarter. Our granular loan portfolio and low-risk profile again resulted in very low credit costs, and Old National remains on a high-performance path.”

SECOND QUARTER HIGHLIGHTS2:

Net Income	• Net income of $63.0 million, an increase of 43.1% from second quarter of 2018 • Earnings per share of $0.36, an increase of 24.1% from second quarter of 2018

Net Interest Income/NIM	• Net interest income on a fully taxable equivalent basis was $158.5 million, up 5.5% • Net interest margin on a fully taxable equivalent basis was 3.66% compared to 3.51%

Operating Performance

•  Pre-provision net revenue[1] (“PPNR”) was $81.6 million

•  Adjusted PPNR[1] was $84.2 million, up 28.4% over second quarter of 2018

•  Noninterest expense was $128.1 million

•  Adjusted noninterest expense[1] was $124.3 million

•  Efficiency ratio[1] was 59.35%

•  Adjusted efficiency ratio[1] was 57.52%, a 416 basis point improvement from second quarter of 2018

Loans and Credit Quality

•  End-of-period total loans[3] were $12,084.5 million compared to $12,083.1 million

•  Second-quarter total commercial production was a record $628.0 million; June 30 pipeline was $1.7 billion

•  Provision for loan losses was $1.0 million

•  Net charge-offs were $0.3 million, or 0.01% annualized, compared to net charge-offs of $0.9 million

•  Non-performing loans were 1.34% of total loans compared to 1.41%

Return Profile & Capital

•  Return on average common equity was 9.13%

•  Return on average tangible common equity[1] was 16.04%

•  Adjusted return on average tangible common equity[1] was 16.41%

•  Repurchased 1.8 million shares of common stock during the quarter

Notable Items	• $3.2 million in merger and integration charges • $0.6 million in tax credit amortization

[1]	Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non-GAAP reconciliations contained in this release
[2]	Comparisons are on a linked-quarter basis, unless otherwise noted
[3]	Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported second-quarter 2019 net income of $63.0 million, or $0.36 per diluted share.

Included in the second quarter were pre-tax charges of $3.2 million for merger and integration activity. Excluding these charges from the current quarter and netting out debt securities gains, adjusted net income was $64.5 million, or $0.37 per diluted share.

LOANS

Record high commercial loan production; paydowns continued to impact outstandings.

•	Period-end total loans were $12,084.5 million at June 30, 2019, compared to $12,083.1 million at March 31, 2019.

•	Commercial and industrial loans increased to $3,074.8 million; commercial real estate loans decreased to $4,993.7 million; consumer loans decreased to $1,755.8 million.

•	Record commercial loan production in the second quarter of $628.0 million; period-end pipeline totaled $1.7 billion.

•	On average, total loans in the second quarter were $12,091.0 million, down from $12,152.1 million in the first quarter of 2019.

DEPOSITS

A low-cost core deposit franchise continues to be one of Old National’s strengths.

•	Period-end total deposits were $14,363.1 million at June 30, 2019, relatively flat despite normal seasonal patterns.

•	On average, total deposits in the second quarter were $14,369.5 million, compared to $14,211.0 million in the first quarter of 2019.

NET INTEREST INCOME AND MARGIN

Net interest income and margin benefit from higher accretion and interest collected on nonaccrual loans as well as higher day count.

•	Net interest income increased to $155.2 million in the second quarter of 2019 from $147.0 million in the first quarter of 2019.

•

The net interest margin on a fully taxable equivalent basis increased 15 basis points to 3.66% compared to 3.51% in the first quarter of 2019, with 3 basis points of the increase due to more days offset by a 5 basis points decline from mix change.

•

Accretion income was $11.8 million, or 27 basis points of net interest margin, in the second quarter of 2019 compared to $8.9 million, or 21 basis points of net interest margin, in the first quarter of 2019. In the second quarter of 2019, accretion income was 5.6% of adjusted total revenue.

•

Interest collected on nonaccrual loans was $5.7 million, or 13 basis points of net interest margin, in the second quarter of 2019 compared to $1.0 million, or 2 basis points of net interest margin, in the first quarter of 2019.

•	Loan yields, excluding accretion income and interest collected on nonaccrual loans, increased 3 basis points to 4.48%.

•	The cost of total deposits rose 6 basis points to 0.52% in the second quarter of 2019 while the cost of total interest-bearing deposits rose 6 basis points to 0.70%.

CREDIT QUALITY

Strong credit quality remains a hallmark of the Old National franchise.

•	Asset quality remained strong with net charge-offs in the second quarter of $0.3 million, or 0.01% of total average loans, and 30-89 day delinquencies of 0.34%.

•	Provision expense was $1.0 million in both the second quarter and first quarter of 2019.

•	Non-performing loans decreased as a percentage of total loans to 1.34%.

•

In accordance with current accounting practices, the loans acquired from recent acquisitions were recorded at fair value with no allowance recorded at the acquisition date. As of June 30, 2019, the remaining discount on these acquired loans was $100.5 million.

•	The allowance for loan losses was $56.3 million, or 0.47% of total loans at June 30, 2019.

NONINTEREST INCOME

Noninterest income increased due to wealth management tax preparation fees and increases in mortgage banking revenue and capital markets fees.

•	Total noninterest income for the second quarter of 2019 was $51.2 million, an increase of $4.8 million from the first quarter of 2019.

•	Wealth management fees benefitted from seasonal tax preparation fees of $1.0 million.

•	Mortgage banking revenue increased $2.1 million, service charges on deposit accounts increased $0.7 million, while capital markets income increased $0.6 million.

NONINTEREST EXPENSE

Second quarter results demonstrated continued discipline with respect to expense management, helping to drive positive operating leverage1.

•	Noninterest expense for the second quarter of 2019 was $128.1 million and included $3.2 million in merger & integration charges and $0.6 million in tax credit amortization.

•	Excluding these items, adjusted noninterest expense for the second quarter was $124.3 million, compared to the $121.5 million in adjusted noninterest expense in the first quarter of 2019.

•	The second quarter efficiency ratio was 59.35%, while the adjusted efficiency ratio was 57.52%.

INCOME TAXES

•	On a fully taxable-equivalent basis, income tax expense in the second quarter was $17.6 million, resulting in a 21.9% FTE tax rate.

•	Income tax expense included the benefit of a $1.0 million state tax refund as well as $0.7 million in tax credit benefit.

CAPITAL

Strong quarterly earnings drove capital ratios higher.

•	At the end of the second quarter, total risk-based capital was 12.8% and regulatory tier 1 capital was 11.9%.

•	Tangible common equity to tangible assets was 8.92% at the end of the second quarter compared to 8.66% in the first quarter of 2019.

•	The Company repurchased 1.8 million shares of common stock during the second quarter with a weighted average price of $16.37 per share, excluding commissions.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	2Q19	Adjustments[4]	Adjusted 2Q19
Total Revenues (FTE)	$209.7	($1.2)	$208.5
Less: Provision for Loan Losses	(1.0)	—	(1.0)
Less: Noninterest Expenses	(128.1)	3.2	(124.9)

Income before Income Taxes (FTE)	$80.6	$2.0	$82.6
Income Taxes	17.6	0.5	18.1

Net Income	$63.0	$1.5	$64.5

Average Shares Outstanding	173,675	—	173,675
Earnings Per Share—Diluted	$0.36	$0.01	$0.37

[4]	Tax-effect calculations use the current statutory FTE tax rates (federal + state)

($ in millions)	2Q19	1Q19
Net Interest Income	$155.2	$147.0
Add: FTE Adjustment	3.3	3.2

Net Interest Income (FTE)	$158.5	$150.2

Average Earning Assets	$17,302.7	$17,143.6
Net Interest Margin (FTE)	3.66%	3.51%

($ in millions)	2Q19	1Q19
Net Interest Income	$155.2	$147.0
Add: FTE Adjustment	3.3	3.2

Net Interest Income (FTE)	$158.5	$150.2
Add: Total Noninterest Income	51.2	46.4
Less: Noninterest Expense	128.1	123.0

Pre-Provision Net Revenue	$81.6	$73.6
Less: Debt Securities Gains/Losses	(1.2)	0.1
Add: Merger and Integration Charges	3.2	1.2
Add: Amortization of Tax Credit Investments	0.6	0.3

Adjusted Pre-Provision Net Revenue	$84.2	$75.2

($ in millions)	2Q19	1Q19	2Q18
Noninterest Expense	$128.1	$123.0	$130.5
Less: Merger and Integration Charges	(3.2)	(1.2)	(2.5)
Less: Branch Action Charges & Severance	—	—	(1.6)

Noninterest Expense less Charges	$124.9	$121.8	$126.4
Less: Amortization of Tax Credit Investments	(0.6)	(0.3)	(11.9)

Adjusted Noninterest Expense	$124.3	$121.5	$114.5
Less: Intangible Amortization	(4.3)	(4.5)	(3.4)

Adjusted Noninterest Expense Less Intangible Amortization	$120.0	$117.0	$111.1

Net Interest Income	$155.2	$147.0	$132.0
FTE Adjustment	3.3	3.2	2.8

Net Interest Income (FTE)	$158.5	$150.2	$134.8
Total Noninterest Income	51.2	46.4	49.3

Total Revenue (FTE)	$209.7	$196.6	$184.1
Less: Debt Securities Gains/Losses	(1.2)	0.1	(1.5)
Less: Gain on Student Loan Sale	—	—	(2.2)
Less: Gain on Branch Actions	—	—	(0.3)

Adjusted Total Revenue (FTE)	$208.5	$196.7	$180.1

Efficiency Ratio	59.35%	60.26%	69.58%

Adjusted Efficiency Ratio	57.52%	59.51%	61.68%
Operating Leverage[5] (basis points)	1,574
Adjusted Operating Leverage[6] (basis points)	724

[5]	Year-over-year basis point change in noninterest expenses plus change in total revenue
[6]	Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	2Q19	1Q19
Net Income	$63.0	$56.3
Add: Intangible Amortization (net of tax7)	3.2	3.4

Tangible Net Income	$66.2	$59.7
Less: Securities Gains/Losses (net of tax7)	(0.9)	0.1
Add: Merger & Integration Charges (net of tax7)	2.4	0.9

Adjusted Tangible Net Income	$67.7	$60.7

Average Total Shareholders’ Equity	$2,758.3	$2,714.2
Less: Average Goodwill	(1,036.3)	(1,036.3)
Less: Average Intangibles	(70.3)	(74.8)

Average Tangible Shareholders’ Equity	$1,651.7	$1,603.1

Return on Average Tangible Common Equity	16.04%	14.88%
Adjusted Return on Average Tangible Common Equity	16.41%	15.13%

[7]	Tax-effect calculations use the current statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST

Old National will host a conference call and live webcast at 7:00 a.m. Central Time on Monday, July 22, 2019, to review second quarter 2019 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from 10:00 a.m. Central Time on July 22 through August 5. To access the replay, dial 1-855-859-2056, Conference ID Code 4869447.

ABOUT OLD NATIONAL

Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. Headquartered in Evansville with $20.1 billion in assets, it is a top 100 U.S. bank, the largest Indiana-based bank and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for eight consecutive years. For 185 years, Old National has been a community bank committed to building long-term, highly valued relationships with clients. With locations in Indiana, Kentucky, Michigan, Minnesota and Wisconsin, Old National provides retail and commercial banking services along with comprehensive wealth management, investment and capital markets services. For information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Klein that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Financial Highlights (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Income Statement
Net interest income	$155,230	$147,048	$131,963	$302,278	$260,535
Provision for loan losses	1,003	1,043	2,446	2,046	2,826
Noninterest income	51,214	46,416	49,289	97,630	91,194
Noninterest expense	128,118	123,041	130,460	251,159	247,617
Net income	62,964	56,276	44,001	119,240	91,984
Per Common Share Data
Net income (diluted)	$0.36	$0.32	$0.29	$0.68	$0.60
Average diluted shares outstanding	173,675	175,368	152,568	174,531	152,483
Book value	16.28	15.82	14.44	16.28	14.44
Stock price	16.59	16.40	18.60	16.59	18.60
Dividend payout ratio	35%	41%	45%	38%	43%
Tangible common book value (1)	9.86	9.44	8.70	9.86	8.70
Performance Ratios
Return on average assets	1.26%	1.14%	1.01%	1.20%	1.06%
Return on average common equity	9.13%	8.29%	8.06%	8.72%	8.46%
Return on average tangible common equity (1)	16.04%	14.88%	14.28%	15.47%	15.04%
Net interest margin (FTE)	3.66%	3.51%	3.55%	3.59%	3.50%
Efficiency ratio (2)	59.35%	60.26%	69.58%	59.79%	67.76%
Net charge-offs (recoveries) to average loans	0.01%	0.03%	-0.03%	0.02%	-0.01%
Allowance for loan losses to ending loans	0.47%	0.46%	0.48%	0.47%	0.48%
Non-performing loans to ending loans	1.34%	1.41%	1.38%	1.34%	1.38%
Balance Sheet
Total loans	$12,046,578	$12,068,977	$11,295,629	$12,046,578	$11,295,629
Total assets	20,145,285	20,084,420	17,482,990	20,145,285	17,482,990
Total deposits	14,363,101	14,429,270	12,596,376	14,363,101	12,596,376
Total borrowed funds	2,726,481	2,639,038	2,530,104	2,726,481	2,530,104
Total shareholders’ equity	2,803,139	2,751,872	2,200,215	2,803,139	2,200,215
Capital Ratios (1)
Risk-based capital ratios (EOP):
Tier 1 common equity	11.9%	11.8%	10.9%	11.9%	10.9%
Tier 1	11.9%	11.8%	10.9%	11.9%	10.9%
Total	12.8%	12.7%	11.9%	12.8%	11.9%
Leverage ratio (to average assets)	8.8%	8.8%	8.3%	8.8%	8.3%
Total equity to assets (averages)	13.82%	13.70%	12.54%	13.76%	12.48%
Tangible common equity to tangible assets	8.92%	8.66%	7.98%	8.92%	7.98%
Nonfinancial Data
Full-time equivalent employees	2,829	2,908	2,683	2,829	2,683
Number of branches	192	193	183	192	183

(1)	See “Non-GAAP Measures” table.
(2)

Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from debt securities transactions. This presentation excludes amortization of intangibles and net debt securities gains, as is common in other company releases, and better aligns with true operating performance.

FTE—Fully taxable equivalent basis	EOP—End of period actual balances

Income Statement (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Interest income	$189,063	$178,918	$153,736	$367,981	$301,442
Less: interest expense	33,833	31,870	21,773	65,703	40,907

Net interest income	155,230	147,048	131,963	302,278	260,535
Provision for loan losses	1,003	1,043	2,446	2,046	2,826

Net interest income after provision for loan losses	154,227	146,005	129,517	300,232	257,709
Wealth management fees	9,909	8,535	9,746	18,444	18,772
Service charges on deposit accounts	11,515	10,826	10,765	22,341	21,524
Debit card and ATM fees	5,419	5,503	5,080	10,922	9,945
Mortgage banking revenue	7,135	5,011	5,189	12,146	9,381
Investment product fees	5,591	5,271	5,066	10,862	10,097
Capital markets income	3,150	2,517	896	5,667	1,394
Company-owned life insurance	2,711	3,188	2,430	5,899	5,035
Other income	4,716	5,702	8,586	10,418	12,716
Gains (losses) on sales of debt securities	1,165	(103)	1,494	1,062	2,282
Gains (losses) on derivatives	(97)	(34)	37	(131)	48

Total noninterest income	51,214	46,416	49,289	97,630	91,194
Salaries and employee benefits	71,566	71,183	66,592	142,749	130,771
Occupancy	14,559	14,578	12,873	29,137	26,153
Equipment	4,517	4,474	3,728	8,991	7,293
Marketing	4,439	3,723	3,962	8,162	7,659
Data processing	10,207	9,341	9,724	19,548	18,124
Communication	2,849	3,054	2,772	5,903	5,836
Professional fees	4,921	2,910	2,923	7,831	5,653
Loan expenses	1,657	1,912	1,843	3,569	3,587
FDIC assessment	1,454	2,087	3,161	3,541	5,806
Amortization of intangibles	4,325	4,472	3,416	8,797	7,025
Amortization of tax credit investments	568	260	11,858	828	12,574
Other expense	7,056	5,047	7,608	12,103	17,136

Total noninterest expense	128,118	123,041	130,460	251,159	247,617
Income before income taxes	77,323	69,380	48,346	146,703	101,286
Income tax expense	14,359	13,104	4,345	27,463	9,302

Net income	$62,964	$56,276	$44,001	$119,240	$91,984

Diluted Earnings Per Share
Net income	$0.36	$0.32	$0.29	$0.68	$0.60
Average Common Shares Outstanding
Basic	172,985	174,734	151,878	173,855	151,800
Diluted	173,675	175,368	152,568	174,531	152,483
Common shares outstanding at end of period	172,231	173,979	152,351	172,231	152,351

Balance Sheet (unaudited)

($ in thousands)

	June 30, 2019	March 31, 2019	June 30, 2018
Assets
Federal Reserve Bank account	$40,945	$101,033	$43,889
Money market investments	20,210	10,909	10,359
Investments:
Treasury and government-sponsored agencies	725,327	782,486	647,058
Mortgage-backed securities	2,900,235	2,684,330	1,588,120
States and political subdivisions	1,186,311	1,252,448	1,110,087
Other securities	489,855	498,977	503,920

Total investments	5,301,728	5,218,241	3,849,185

Loans held for sale, at fair value	37,904	14,082	26,198
Loans:
Commercial	3,074,849	3,042,790	2,962,895
Commercial and agriculture real estate	4,993,693	5,023,620	4,451,772
Consumer:
Home equity	553,991	553,264	488,038
Other consumer loans	1,201,847	1,205,418	1,238,951

Subtotal of commercial and consumer loans	9,824,380	9,825,092	9,141,656
Residential real estate	2,222,198	2,243,885	2,153,973

Total loans	12,046,578	12,068,977	11,295,629

Total earning assets	17,447,365	17,413,242	15,225,260

Allowance for loan losses	(56,292)	(55,559)	(53,660)
Non-earning Assets:
Cash and due from banks	239,831	211,174	219,626
Premises and equipment, net	493,481	490,216	449,304
Operating lease right-of-use assets	106,222	109,916	—
Goodwill and other intangible assets	1,104,478	1,108,802	874,221
Company-owned life insurance	445,749	444,551	405,492
Net deferred tax assets	36,002	59,430	90,187
Loan servicing rights	24,332	24,254	24,303
Other assets	304,117	278,394	248,257

Total non-earning assets	2,754,212	2,726,737	2,311,390

Total assets	$20,145,285	$20,084,420	$17,482,990

Liabilities and Equity
Noninterest-bearing demand deposits	$3,771,888	$3,903,314	$3,600,793
Interest-bearing:
Checking and NOW accounts	3,950,161	3,742,241	3,054,302
Savings accounts	2,877,673	2,941,361	3,026,110
Money market accounts	1,819,716	1,780,756	1,090,621
Other time deposits	1,756,814	1,835,110	1,648,390

Total core deposits	14,176,252	14,202,782	12,420,216
Brokered CD’s	186,849	226,488	176,160

Total deposits	14,363,101	14,429,270	12,596,376
Federal funds purchased and interbank borrowings	410,036	325,030	175,044
Securities sold under agreements to repurchase	334,540	342,480	347,511
Federal Home Loan Bank advances	1,730,065	1,719,944	1,757,308
Other borrowings	251,840	251,584	250,241

Total borrowed funds	2,726,481	2,639,038	2,530,104
Operating lease liabilities	110,596	114,040	—
Accrued expenses and other liabilities	141,968	150,200	156,295

Total liabilities	17,342,146	17,332,548	15,282,775
Common stock, surplus, and retained earnings	2,761,102	2,749,252	2,266,918
Accumulated other comprehensive income (loss), net of tax	42,037	2,620	(66,703)

Total shareholders’ equity	2,803,139	2,751,872	2,200,215

Total liabilities and shareholders’ equity	$20,145,285	$20,084,420	$17,482,990

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Three Months Ended June 30, 2019			Three Months Ended March 31, 2019			Three Months Ended June 30, 2018
	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate
Earning Assets:
Money market and other interest-earning investments	$58,321	$334	2.29%	$58,701	$278	1.92%	$51,724	$117	0.91%
Investments:
Treasury and government-sponsored agencies	695,775	4,301	2.47%	705,417	3,902	2.21%	648,778	3,387	2.09%
Mortgage-backed securities	2,767,791	18,799	2.72%	2,497,368	17,603	2.82%	1,588,140	8,904	2.24%
States and political subdivisions	1,193,176	11,235	3.77%	1,232,355	11,453	3.72%	1,118,395	10,591	3.79%
Other securities	496,631	4,063	3.27%	497,604	4,440	3.57%	507,646	3,909	3.08%

Total investments	5,153,373	38,398	2.98%	4,932,744	37,398	3.03%	3,862,959	26,791	2.77%

Loans: (2)
Commercial	3,063,590	37,828	4.88%	3,122,402	36,035	4.62%	2,873,781	32,527	4.48%
Commercial and agriculture real estate	5,019,859	72,214	5.69%	4,989,622	65,076	5.22%	4,449,839	57,251	5.09%
Consumer:
Home equity	558,223	7,390	5.31%	588,366	7,596	5.24%	492,151	6,076	4.95%
Other consumer loans	1,201,752	12,408	4.14%	1,192,496	11,802	4.01%	1,268,670	11,591	3.66%

Subtotal commercial and consumer loans	9,843,424	129,840	5.29%	9,892,886	120,509	4.94%	9,084,441	107,445	4.74%
Residential real estate loans	2,247,570	23,780	4.23%	2,259,243	23,931	4.24%	2,177,587	22,208	4.08%

Total loans	12,090,994	153,620	5.05%	12,152,129	144,440	4.76%	11,262,028	129,653	4.57%

Total earning assets	$17,302,688	$192,352	4.43%	$17,143,574	$182,116	4.26%	$15,176,711	$156,561	4.11%

Less: Allowance for loan losses	(56,632)			(55,789)			(51,493)
Non-earning Assets:
Cash and due from banks	$234,337			$229,957			$205,617
Other assets	2,473,255			2,490,524			2,086,822

Total assets	$19,953,648			$19,808,266			$17,417,657

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,895,881	$4,196	0.43%	$3,693,886	$3,142	0.34%	$3,097,635	$969	0.13%
Savings accounts	2,879,704	2,145	0.30%	2,935,710	2,283	0.32%	3,036,936	1,777	0.23%
Money market accounts	1,789,777	3,729	0.84%	1,702,655	2,826	0.67%	1,103,177	702	0.26%
Other time deposits	1,779,770	7,181	1.62%	1,840,514	7,102	1.56%	1,615,527	4,813	1.20%

Total interest-bearing deposits	10,345,132	17,251	0.67%	10,172,765	15,353	0.61%	8,853,275	8,261	0.37%
Brokered CD’s	212,198	1,268	2.40%	191,443	1,091	2.31%	194,801	878	1.81%

Total interest-bearing deposits and CD’s	10,557,330	18,519	0.70%	10,364,208	16,444	0.64%	9,048,076	9,139	0.41%

Federal funds purchased and interbank borrowings	300,810	1,817	2.42%	316,998	1,918	2.45%	140,471	647	1.85%
Securities sold under agreements to repurchase	331,695	671	0.81%	361,261	662	0.74%	332,599	434	0.52%
Federal Home Loan Bank advances	1,695,681	10,039	2.37%	1,672,376	9,931	2.41%	1,713,832	8,824	2.07%
Other borrowings	251,577	2,787	4.43%	249,794	2,915	4.67%	249,291	2,729	4.38%

Total borrowed funds	2,579,763	15,314	2.38%	2,600,429	15,426	2.41%	2,436,193	12,634	2.08%

Total interest-bearing liabilities	$13,137,093	$33,833	1.03%	$12,964,637	$31,870	1.00%	$11,484,269	$21,773	0.76%

Noninterest-Bearing Liabilities and Shareholders’ Equity
Demand deposits	$3,812,175			$3,846,828			$3,602,732
Other liabilities	246,134			282,615			147,052
Shareholders’ equity	2,758,246			2,714,186			2,183,604

Total liabilities and shareholders’ equity	$19,953,648			$19,808,266			$17,417,657

Net interest rate spread			3.40%			3.26%			3.35%
Net interest margin (FTE)			3.66%			3.51%			3.55%
FTE adjustment		$3,289			$3,198			$2,825

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate
Earning Assets:
Money market and other interest-earning investments	$58,510	$612	2.11%	$59,089	$207	0.71%
Investments:
Treasury and government-sponsored agencies	700,569	8,203	2.34%	655,897	6,811	2.08%
Mortgage-backed securities	2,633,326	36,402	2.76%	1,610,252	18,424	2.29%
States and political subdivisions	1,212,658	22,688	3.74%	1,161,386	21,069	3.63%
Other securities	497,115	8,503	3.42%	483,685	7,578	3.13%

Total investments	5,043,668	75,796	3.01%	3,911,220	53,882	2.76%

Loans: (2)
Commercial	3,092,833	73,863	4.75%	2,817,050	60,733	4.29%
Commercial and agriculture real estate	5,004,824	137,290	5.46%	4,422,075	113,037	5.08%
Consumer:
Home equity	573,211	14,987	5.27%	496,978	11,765	4.77%
Other consumer loans	1,197,150	24,208	4.08%	1,307,805	23,730	3.66%

Subtotal commercial and consumer loans	9,868,018	250,348	5.12%	9,043,908	209,265	4.67%
Residential real estate loans	2,253,375	47,712	4.23%	2,177,003	43,680	4.01%

Total loans	12,121,393	298,060	4.91%	11,220,911	252,945	4.50%

Total earning assets	$17,223,571	$374,468	4.34%	$15,191,220	$307,034	4.04%

Less: Allowance for loan losses	(56,213)			(51,225)
Non-earning Assets:
Cash and due from banks	$232,159			$202,392
Other assets	2,481,842			2,088,299

Total assets	$19,881,359			$17,430,686

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,795,441	$7,338	0.39%	$3,082,619	$1,788	0.12%
Savings accounts	2,907,552	4,428	0.31%	3,044,748	3,120	0.21%
Money market accounts	1,746,456	6,555	0.76%	1,130,939	1,248	0.22%
Other time deposits	1,809,975	14,283	1.59%	1,588,884	8,713	1.11%

Total interest-bearing deposits	10,259,424	32,604	0.64%	8,847,190	14,869	0.34%
Brokered CD’s	201,878	2,359	2.36%	184,975	1,525	1.66%

Total interest-bearing deposits and CD’s	10,461,302	34,963	0.67%	9,032,165	16,394	0.37%

Federal funds purchased and interbank borrowings	308,860	3,735	2.44%	200,578	1,664	1.67%
Securities sold under agreements to repurchase	346,396	1,333	0.78%	337,612	793	0.47%
Federal Home Loan Bank advances	1,684,093	19,970	2.39%	1,694,871	16,604	1.98%
Other borrowings	250,690	5,702	4.55%	249,062	5,452	4.38%

Total borrowed funds	2,590,039	30,740	2.39%	2,482,123	24,513	1.99%

Total interest-bearing liabilities	$13,051,341	$65,703	1.02%	$11,514,288	$40,907	0.72%

Noninterest-Bearing Liabilities and Shareholders’ Equity
Demand deposits	$3,829,406			$3,583,027
Other liabilities	264,274			158,493
Shareholders’ equity	2,736,338			2,174,878

Total liabilities and shareholders’ equity	$19,881,359			$17,430,686

Net interest rate spread			3.32%			3.32%
Net interest margin (FTE)			3.59%			3.50%
FTE adjustment		$6,487			$5,592

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Asset Quality (EOP) (unaudited)

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Beginning allowance for loan losses	$55,559	$55,461	$50,381	$55,461	$50,381
Provision for loan losses	1,003	1,043	2,446	2,046	2,826
Gross charge-offs	(2,876)	(2,892)	(3,054)	(5,769)	(5,739)
Gross recoveries	2,606	1,947	3,887	4,554	6,192

Net (charge-offs) recoveries	(270)	(945)	833	(1,215)	453

Ending allowance for loan losses	$56,292	$55,559	$53,660	$56,292	$53,660

Net charge-offs (recoveries) / average loans (1)	0.01%	0.03%	-0.03%	0.02%	-0.01%
Average loans outstanding (1)	$12,083,609	$12,147,560	$11,257,585	$12,115,408	$11,216,684
EOP loans outstanding (1)	12,046,578	$12,068,977	$11,295,629	$12,046,578	$11,295,629
Allowance for loan losses / EOP loans (1)	0.47%	0.46%	0.48%	0.47%	0.48%
Underperforming Assets:
Loans 90 Days and over (still accruing)	$423	$560	$1,575	$423	$1,575
Non-performing loans:
Nonaccrual loans (2)	142,421	152,881	139,082	142,421	139,082
Renegotiated loans	19,031	17,123	17,139	19,031	17,139

Total non-performing loans	161,452	170,004	156,221	161,452	156,221

Foreclosed properties	2,819	3,279	3,729	2,819	3,729

Total underperforming assets	$164,694	$173,843	$161,525	$164,694	$161,525

Classified and Criticized Assets:
Nonaccrual loans (2)	142,421	152,881	139,082	142,421	139,082
Substandard accruing loans	174,728	210,680	109,051	174,728	109,051
Loans 90 days and over (still accruing)	423	560	1,575	423	1,575

Total classified loans—“problem loans”	$317,572	$364,121	$249,708	$317,572	$249,708

Other classified assets	2,550	2,715	3,149	2,550	3,149
Criticized loans—“special mention loans”	220,455	268,836	154,891	220,455	154,891

Total classified and criticized assets	$540,577	$635,672	$407,748	$540,577	$407,748

Non-performing loans / EOP loans (1)	1.34%	1.41%	1.38%	1.34%	1.38%
Allowance to non-performing loans (3)	35%	33%	34%	35%	34%
Under-performing assets / EOP loans (1)	1.37%	1.44%	1.43%	1.37%	1.43%
EOP total assets	$20,145,285	$20,084,420	$17,482,990	$20,145,285	$17,482,990
Under-performing assets / EOP assets	0.82%	0.87%	0.92%	0.82%	0.92%

EOP—End of period actual balances

(1)	Excludes loans held for sale.
(2)	Includes renegotiated loans totaling $24.7 million at June 30, 2019, $27.0 million at March 31, 2019, and $34.0 million at June 30, 2018.
(3)

Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded on the acquisition date.

Non-GAAP Measures (unaudited)

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Actual End of Period Balances
GAAP shareholders’ equity	$2,803,139	$2,751,872	$2,200,215	$2,803,139	$2,200,215
Deduct:
Goodwill	1,036,258	1,036,258	828,804	1,036,258	828,804
Intangibles	68,220	72,544	45,417	68,220	45,417

	1,104,478	1,108,802	874,221	1,104,478	874,221

Tangible shareholders’ equity	$1,698,661	$1,643,070	$1,325,994	$1,698,661	$1,325,994

Average Balances
GAAP shareholders’ equity	$2,758,246	$2,714,186	$2,183,604	$2,736,338	$2,174,878
Deduct:
Goodwill	1,036,258	1,036,258	828,804	1,036,258	828,474
Intangibles	70,282	74,849	47,052	72,554	49,061

	1,106,540	1,111,107	875,856	1,108,812	877,535

Average tangible shareholders’ equity	$1,651,706	$1,603,079	$1,307,748	$1,627,526	$1,297,343

Actual End of Period Balances
GAAP assets	$20,145,285	$20,084,420	$17,482,990	$20,145,285	$17,482,990
Add:
Trust overdrafts	29	28	46	29	46
Deduct:
Goodwill	1,036,258	1,036,258	828,804	1,036,258	828,804
Intangibles	68,220	72,544	45,417	68,220	45,417

	1,104,478	1,108,802	874,221	1,104,478	874,221

Tangible assets	$19,040,836	$18,975,646	$16,608,815	$19,040,836	$16,608,815

Risk-weighted assets	$13,996,770	$13,966,569	$12,648,732	$13,996,770	$12,648,732

GAAP net income	$62,964	$56,276	$44,001	$119,240	$91,984
Add:
Amortization of intangibles (net of tax)	3,262	3,373	2,699	6,635	5,550

Tangible net income	$66,226	$59,649	$46,700	$125,875	$97,534

Tangible Ratios
Return on tangible common equity	15.59%	14.52%	14.09%	14.82%	14.71%
Return on average tangible common equity	16.04%	14.88%	14.28%	15.47%	15.04%
Return on tangible assets	1.39%	1.26%	1.12%	1.32%	1.17%
Tangible common equity to tangible assets	8.92%	8.66%	7.98%	8.92%	7.98%
Tangible common equity to risk-weighted assets	12.14%	11.76%	10.48%	12.14%	10.48%
Tangible common book value (1)	9.86	9.44	8.70	9.86	8.70

Tangible common equity presentation includes other comprehensive income as is common in other company releases.
(1) Tangible common shareholders’ equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,664,277	$1,643,496	$1,371,918	$1,664,277	$1,371,918
Deduct:
Tier 1 capital adjustments	—	—	—	—	—

	—	—	—	—	—

Tier 1 common equity	$1,664,277	$1,643,496	$1,371,918	$1,664,277	$1,371,918

Risk-weighted assets	13,996,770	13,966,569	12,648,732	13,996,770	12,648,732
Tier 1 common equity to risk-weighted assets	11.89%	11.77%	10.85%	11.89%	10.85%